UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 27, 2004

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)

Registrant’s telephone number, including area code:  (781) 522-3000

Item 7(c)    Exhibits

The following Exhibit is furnished as part of Item 12 of this report:

99.1	Press release dated January 27, 2004 issued by Raytheon Company

Item 12.    Results of Operations and Financial Condition

On January 27, 2004, Raytheon Company issued a press release relating to earnings for the fourth quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1. This information is furnished in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2003

RAYTHEON COMPANY

By:  /S/    Biggs C. Porter

        Biggs C. Porter

        Vice President and

        Corporate Controller

        (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit

Number             Description

    99.1               Press release dated January 27, 2004 issued by Raytheon Company

3